UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2014 (June 26, 2014)

SERVICEMASTER GLOBAL HOLDINGS, INC.

THE SERVICEMASTER COMPANY, LLC

(Exact name of each registrant as specified in its charter)

Delaware Delaware	001-36507 001-14762	20-8738320 90-1036521
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Each registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On July 1, 2014 (the “Closing Date”), in connection with the consummation of the initial public offering (the “IPO”) of 41,285,000 shares of the common stock, par value $0.01 per share (the “Common Stock”) of ServiceMaster Global Holdings, Inc. (the “Company”), The ServiceMaster Company, LLC (“SvM”), the Company’s indirect wholly-owned subsidiary, entered into a new credit agreement (the “Credit Agreement”) with respect to a new $1,825 million term loan facility maturing 2021 (the “Term Loan Facility”) and a new $300 million revolving credit facility maturing 2019 (the “Revolving Credit Facility,” and, together with the Term Loan Facility, the “Credit Facilities”), with JPMorgan Chase Bank, N.A. as administrative agent, collateral agent and issuing bank, and a syndicate of lenders party thereto from time to time.  Borrowings under the Term Loan Facility, together with available cash and a portion of the net proceeds of the IPO, were used to repay in full borrowings outstanding under the Existing Credit Facilities (as defined below).

Credit Facilities
Overview

The Credit Facilities consist of the Term Loan Facility, a senior secured term loan facility in an original principal amount of $1,825 million, and the Revolving Credit Facility, which provides for revolving loans up to a maximum aggregate original principal amount of $300 million. A portion of the borrowings under the Revolving Credit Facility are available for the issuance of letters of credit and the issuance of swing line loans. Amounts under the Revolving Credit Facility may be borrowed in certain designated foreign currencies.

Maturity; prepayments

The Term Loan Facility will mature on July 1, 2021. The Term Loan Facility will amortize in equal quarterly installments equal to 1.0 percent per annum of the original principal amount of the term loans until the maturity date.

Voluntary prepayments of borrowings under the Term Loan Facility are permitted at any time, in minimum principal amounts, without premium or penalty, except that certain prepayments in connection with certain refinancing transactions within 12 months after the Closing Date will be subject to a prepayment premium of 1.0% of the principal amount prepaid. Subject to certain exceptions, the Term Loan Facility is subject to mandatory prepayment in an amount equal to:

•                  the net cash proceeds of (1) certain asset sales, (2) certain debt offerings and (3) certain insurance recovery and condemnation events; and

•                  50% of annual excess cash flow (as defined in the Credit Agreement) for any fiscal year unless a certain secured leverage ratio target is met.

The final maturity date of the Revolving Credit Facility will be July 1, 2019. If at any time the sum of the amount outstanding under the Revolving Credit Facility (including revolving loans, letters of credit outstanding and swing line loans thereunder) exceeds the total amount of lenders’ revolving commitments thereunder, prepayments of revolving loans and/or swing line borrowings will be required in an amount equal to such excess.

Guarantees; security

SvM is the borrower under the Credit Facilities. CDRSVM Holding, LLC (“CDRSVM”), the direct parent of SvM, and each direct and indirect domestic subsidiary of SvM (other than any subsidiary that is a foreign subsidiary holding company, subsidiary of a foreign subsidiary, an unrestricted subsidiary, any subsidiary below a certain materiality threshold, a receivables financing subsidiary, a subsidiary subject to regulation as an insurance, home warranty, service contract or similar company (or any subsidiary thereof) and certain other specified subsidiaries) guarantee SvM’s obligations under the Credit Facilities. The Credit Facilities and the guarantees thereof are secured by substantially all of the tangible and intangible assets of SvM and the guarantors (including pledges of all the capital stock of all direct domestic subsidiaries (other than foreign subsidiary holding companies, which are deemed to be foreign subsidiaries) owned by SvM or any guarantor and of up to 65% of the capital stock of each direct foreign subsidiary owned by SvM or any guarantor), subject to certain exceptions, including but not limited to exceptions for equity interests, indebtedness or other obligations of subsidiaries, real estate or any other assets if the granting of a security interest therein would require that SvM’s 7.45% notes due August 15, 2027, 7.10% notes due March 1, 2018 or 7.25% notes due March 1, 2038 (collectively, the “Continuing Notes”) be secured.

Interest

The interest rates applicable to the term loans under the Term Loan Facility will be based on a fluctuating rate of interest measured by reference to either, at the borrower’s option, (i) an adjusted London inter-bank offered rate (subject to a floor of 1.0%), plus a borrowing margin of 3.25% or (ii) an alternate base rate (subject to a floor of 2.0%), plus a borrowing margin of 2.25%.

The interest rates applicable to the loans under the Revolving Credit Facility will be based on a fluctuating rate of interest measured by reference to either, at the borrower’s option, (i) an adjusted London inter-bank offered rate, plus a borrowing margin of 3.25% or (ii) an alternate base rate, plus a borrowing margin of 2.25%.

Covenants

The Credit Agreement contains a number of negative covenants that, among other things, limit or restrict the ability of SvM and its restricted subsidiaries to:

•                  incur additional debt (including guarantees of other debt);

•                  pay dividends or make other restricted payments, including investments;

•                  make acquisitions;

•                  prepay or amend the terms of certain outstanding debt;

•                  create restrictions on the ability of restricted subsidiaries to pay dividends to SvM or make other intercompany transfers;

•                  enter into certain types of transactions with affiliates;

•                  sell certain assets, or, in the case of SvM, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets;

•                  create liens; and

•                  enter into agreements restricting dividends or other distributions by subsidiaries to SvM.

With respect to the Revolving Credit Facility only, SvM will also be required to remain below a maximum consolidated net first lien leverage ratio, tested on a quarterly basis at any time that a certain amount of loans and/or letters of credit is outstanding. The Credit Agreement also contains certain affirmative covenants, including financial and other reporting requirements.

Events of default

The Credit Agreement provides for customary events of default, including non-payment of principal, interest or fees, violation of covenants, material inaccuracy of representations or warranties, specified cross payment default and cross acceleration to other material indebtedness, certain bankruptcy events, certain ERISA events, material invalidity of guarantees or security interests, material judgments and change of control.

Guarantee and Collateral Agreement

On July 1, 2014, CDRSVM, SvM, certain subsidiaries of SvM, as guarantors (the “Subsidiary Guarantors”) and JPMorgan Chase Bank, N.A. as administrative agent and collateral agent, entered into a Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), whereby CDRSVM, SvM and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of CDRSVM, SvM and the Subsidiary Guarantors under the Credit Facilities.

Stockholders Agreement

In connection with the IPO, on June 26, 2014, the Company entered into a Second Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with investment funds managed by, or affiliated with, Clayton, Dubilier & Rice, LLC (the “CD&R Funds”), investment funds managed by, or affiliated with, StepStone Group LP (the “StepStone Funds”), JPMorgan Chase Funding Inc. (“JPMorgan”), Ridgemont Partners Secondary Fund I, L.P (“Ridgemont”), Citigroup Capital Partners II Employee Master Fund, L.P. (“Citi”) and Charlotte Investor IV, L.P.(“Charlotte” and together with the CD&R Funds, the StepStone Funds, JPMorgan, Ridgemont and Citi, the “Equity Sponsors”).

The Stockholders Agreement grants the CD&R Funds the right to designate for nomination for election to the Company’s board of directors (the “Board”) a number of designees equal to: (i) at least a majority of the total number of directors comprising the Board at such time as long as the CD&R Funds own at least 50% of the outstanding shares of the Common Stock; (ii) at least 40% of the total number of directors comprising the Board at such time as long as the CD&R Funds own at least 40% but less than 50% of the outstanding shares of the Common Stock; (iii) at least 30% of the total number of directors comprising the Board at such time as long as the CD&R Funds own at least 30% but less than 40% of the outstanding shares of the Common Stock; (iv) at least 20% of the total number of directors comprising the Board at such time as long as the CD&R Funds own at least 20% but less than 30% of the outstanding shares of the Common Stock; and (v) at least 5% of the total number of directors comprising the Board at such time as long as the CD&R Funds own at least 5% but less than 20% of the outstanding shares of the Common Stock. For purposes of calculating the number of designees that the CD&R Funds are entitled to nominate pursuant to the formula outlined above, any fractional amounts would be rounded to the nearest whole number and the calculation would be made on a pro forma basis after taking into account any increase in the size of the Board. In addition, for so long as the CD&R Funds own at least 25% of the Common Stock, a designee of the CD&R Funds shall serve as the Chairman of the Board.

The Stockholders Agreement also provides that, for as long as the StepStone Funds own 5% or more of the Common Stock, the StepStone Funds will have the right to designate one member of the Board for nomination for election.

In addition, pursuant to the terms of the Stockholders Agreement, the CD&R Funds and the StepStone Funds have agreed to vote in favor of one another’s designees to the Board.  The Stockholders Agreement also contains a lock-up provision under which the Equity Sponsors have agreed not to sell, transfer or dispose of, directly or indirectly, any shares of the Common Stock in a public offering until January 15, 2015.

Registration Rights Agreement

In connection with the IPO, on June 26, 2014, the Company entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the CD&R Funds, the StepStone Funds, JPMorgan, Ridgemont and Citi.  The Registration Rights Agreement grants, to these Equity Sponsors the right, in the case of Clayton, Dubilier & Rice Fund VII, L.P. at any time, and in the case of the other Equity Sponsors party to that agreement at least 18 months following the IPO, to cause the Company, at its own expense, to use its reasonable best efforts to register shares held by these Equity Sponsors for public resale, subject to certain limitations. In the event the Company registers any Common Stock following the IPO, these Equity Sponsors also have the right to require the Company to use its best efforts to include shares of the Common Stock held by them, subject to certain limitations, including as determined by the underwriters. The Registration Rights Agreement also provides for the Company to indemnify the Equity Sponsors party to that agreement and their affiliates in connection with the registration of the Common Stock.

The foregoing descriptions of Credit Agreement, the Guarantee and Collateral Agreement, the Stockholders Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 respectively, and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On July 1, 2014, SvM terminated (i) its existing Credit Agreement, dated as of July 24, 2007, as amended, among CDRSVM Acquisition Co., Inc., certain other Loan Parties (as defined therein), the lenders party thereto, and Citibank, N.A., as administrative agent, collateral agent and letter of credit facility issuing bank and JPMorgan Chase Bank, N.A., as syndication agent, governing SvM’s existing senior secured term loan facilities (the “Existing Term Facilities”) and (ii) its existing Revolving Credit Agreement, dated as of July 24, 2007, as amended, among SvM, certain other Loan Parties (as defined therein), the lenders party thereto, and Citibank, N.A., as administrative agent, collateral agent and issuing bank and JPMorgan Chase Bank, N.A., as syndication agent, governing SvM’s existing senior secured revolving credit facility (the “Existing Revolving Credit Facility” and together with the Existing Term Facilities, the “Existing Credit Facilities”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning SvM’s direct financial obligations under the Credit Facilities is hereby incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

10.1

Credit Agreement, dated as of July 1, 2014, among The ServiceMaster Company, LLC, the several banks and other financial institutions from time to time party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent for the lenders party thereto, and the other parties thereto.

10.2

Guarantee and Collateral Agreement, dated as of July 1,2014 among The ServiceMaster Company, LLC, the Guarantors named therein, in favor of JPMorgan Chase Bank, as administrative agent and collateral agent for the banks and other financial institutions from time to time parties to the Credit Agreement.

10.3	Second Amended and Restated Stockholders Agreement, dated as of June 26, 2014, among ServiceMaster Global Holdings, Inc. and the Stockholders party thereto.

10.4	Amended and Restated Registration Rights Agreement, dated as of June 26, 2014, among ServiceMaster Global Holdings, Inc. and the Stockholders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

July 2, 2014	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SERVICEMASTER COMPANY, LLC
(Registrant)

July 2, 2014	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1

Credit Agreement, dated as of July 1, 2014, among The ServiceMaster Company, LLC, the several banks and other financial institutions from time to time party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent for the lenders party thereto, and the other parties thereto.

10.2

Guarantee and Collateral Agreement, dated as of July 1, 2014 among The ServiceMaster Company, LLC, the Guarantors named therein, in favor of JPMorgan Chase Bank, as administrative agent and collateral agent for the banks and other financial institutions from time to time parties to the Credit Agreement.

10.3	Second Amended and Restated Stockholders Agreement, dated as of June 26, 2014, among ServiceMaster Global Holdings, Inc. and the Stockholders party thereto.

10.4	Amended and Restated Registration Rights Agreement, dated as of June 26, 2014, among ServiceMaster Global Holdings, Inc. and the Stockholders party thereto.